Brilliant Earth Reports First Quarter Results
Delivered 6% Y/Y Net Sales Growth at High End of Guidance Range and Exceeding Analyst Consensus
Drove 33% Y/Y Bookings Growth in Fine Jewelry
Opened First Flagship Location in Beverly Hills
Reiterates Annual Guidance

SAN FRANCISCO, Calif. – May 6, 2026 (GLOBE NEWSWIRE) – Brilliant Earth Group, Inc. (“Brilliant Earth” or the “Company”) (Nasdaq: BRLT), an innovative, global leader in ethically sourced fine jewelry, today announced financial results for the three months ended March 31, 2026.
First Quarter 2026 Highlights (quarterly period ended March 31, 2026):
•Delivered Net Sales of $99.5 million in the first quarter, at the high end of guidance range and exceeding analyst consensus
◦Total orders and AOV each grew year-over-year 3%
◦Average Selling Price (ASP) grew year-over-year across the assortment in Q1
•Drove another strong quarter of fine jewelry bookings, with 33% year-over-year bookings growth, highlighting continued success in diversification beyond bridal heritage
•Opened first flagship showroom in Beverly Hills, with impressive initial performance including strong retail orders and foot traffic
•Achieved Gross Margin of 54.3% in the first quarter, within mid-50s target, while navigating headwinds in precious metal prices and tariffs, demonstrating the agility of the Company's business model
•Drove 90 basis points of year-over-year leverage in marketing expense as a percentage of Net Sales while continuing to make strategic investments in building brand awareness
•Delivered profitability in the upper half of the Company's Adjusted EBITDA guidance range:
◦GAAP Net loss was $8.5 million for the first quarter 2026; and
◦Adjusted EBITDA was negative $4.7 million for the first quarter 2026

"We're pleased with our first quarter results, with Net Sales at the high end and Adjusted EBITDA in the upper half of our guidance. Our team's agility in managing both gross margin and operating expenses in a dynamic environment continues to be a key differentiator for Brilliant Earth," said Beth Gerstein, Co-Founder and Chief Executive Officer of Brilliant Earth. "Our ASP growth across the assortment demonstrates the resonance of our premium brand and innovative, new design collections. Fine jewelry continues to outperform the business and drive our intentional diversification beyond bridal. And our evolving retail strategy is continuing to demonstrate success and amplify our fine jewelry opportunity. As we move into the rest of the year, we're confident in our path forward and excited to continue executing on our strategic vision."

First Quarter Results

	Q1 2026	Q1 2025	% Change*
Total Orders	46,692	45,535	2.5%
AOV	$2,131	2,062	3.3%
($ in millions, except per share amounts)
Net Sales	$99.5	$93.9	6.0%
Gross Profit	$54.1	$55.0	(1.6)%
Gross Margin	54.3%	58.6%	(430)bps
Net loss allocable to Brilliant Earth Group, Inc. (1)	$(1.5)	$(0.5)	200.0%
Net loss, as reported	$(8.5)	$(3.3)	158.7%
Net loss margin	(8.5)%	(3.5)%	(500)bps
Adjusted net loss (3)	$(5.0)	$(0.4)	1150.0%
GAAP Diluted EPS (2)	$(0.10)	$(0.03)	233.3%
Adjusted Diluted EPS (3)	$(0.05)	$0.00	*nm
Adjusted EBITDA (3)	$(4.7)	$1.1	(536.4)%
Adjusted EBITDA margin (3)	(4.7)%	1.1%	(580)bps
*nm - Not meaningful
*Percentage changes may not recalculate due to rounding
(1)    Represents net loss allocable to Brilliant Earth Group, Inc. during the three months ended March 31, 2026 and 2025.
(2)    Represents GAAP Diluted EPS during the three months ended March 31, 2026 and 2025.
(3)    Adjusted net loss, Adjusted Diluted EPS, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See "Disclosure Regarding Non-GAAP Financial Measures and Key Metrics" for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

2026 Outlook

Second Quarter

Net Sales Growth	Positive Low-single-digit % Y/Y
Adjusted EBITDA $	$0.5 - $2M
Full Year

Net Sales Growth	Positive Mid-single-digit % Y/Y
Adjusted EBITDA $	Profitable, slightly lower than 2025
Outlook assumes metal prices as of May 5th, 2026.

Webcast and Conference Call Information
Brilliant Earth will host a conference call and webcast to discuss first quarter 2026 results and business outlook today, May 6, 2026, at 5:00 p.m. ET/2:00 p.m. PT. The webcast and accompanying slide presentation can be accessed at https://investors.brilliantearth.com. The conference call can be accessed by using the following link: https://register-conf.media-server.com/register/BIfd5aa87054af4d8cae324a519f6c6551. After registering, an email will be sent including dial-in details and a unique conference call pin required to join the live call. A replay of the webcast will remain available on the website after the live webcast concludes.

About Brilliant Earth
Brilliant Earth is an industry-disrupting global leader in ethically sourced fine jewelry. The Company's mission since its founding in 2005 has been to create a more transparent, sustainable, and compassionate jewelry industry. With a premium brand, curated proprietary product assortment, seamless omnichannel shopping experience, and asset-light, data driven business model, Brilliant Earth is transforming the jewelry industry. The Company reported Net Sales of $437 million for the full year 2025. Headquartered in San Francisco, CA, Brilliant Earth has 42 showrooms and counting across the United States and has served customers in over 50 countries worldwide.

Disclosure Regarding Non-GAAP Financial Measures and Key Metrics

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), the Company has included certain non-GAAP financial measures in this release, including Adjusted EBITDA, Adjusted Net loss, Adjusted Diluted EPS and Adjusted EBITDA margin. These non-GAAP financial measures provide users of our financial information with useful information in evaluating our operating performance and exclude certain items from net income that may vary substantially in frequency and magnitude from period to period.

We define EBITDA as net loss before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as net loss excluding interest expense, income taxes, depreciation expense, amortization of cloud-based software implementation costs, showroom pre-opening expense, equity-based compensation expense, certain non-operating expenses and income, and other unusual and/or infrequent costs, which that we do not consider in our evaluation of ongoing performance of our core operations. We define Adjusted EBITDA margin as Adjusted EBITDA calculated as a percentage of net sales. We believe that Adjusted EBITDA and Adjusted EBITDA margin, which eliminate the impact of certain expenses that we do not believe reflect our underlying business performance, provide useful information to investors to assess the performance of our business.

We define Adjusted Net loss as net loss adjusted for the impact of certain additional non-cash and other items that we do not consider in our evaluation of ongoing performance of our core operations. These items include showroom pre-opening expense, equity-based compensation expense, costs to fund the Brilliant Earth Foundation and transaction costs and other expenses. We define Adjusted Diluted Earnings Per Share as Adjusted Net loss, divided by the diluted weighted average shares of common stock outstanding. The diluted weighted average shares of common stock outstanding is derived from the historical diluted weighted average shares of common stock assuming such shares were outstanding for the entirety of the period presented. We believe Adjusted Net loss and Adjusted Diluted Earnings Per Share, which eliminate the impact of certain expenses that we do not believe reflect our underlying business performance, provide useful information to investors to assess the performance of our business.

Please refer to “GAAP to Non-GAAP Reconciliations” located in the financial supplement in this release for a reconciliation of GAAP to non-GAAP financial information.

This release includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA. These measures will differ from net loss, determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this release. We are not able to provide, without unreasonable effort, guidance for net loss, determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income.

This press release also contains certain key business metrics which are used to evaluate our business and growth trends, establish budgets, measure the effectiveness of our sales and marketing efforts, and assess operational efficiencies. We define net cash as cash and cash equivalents less the total principal balance of our outstanding debt. We define Bookings for each period as the dollar value of confirmed orders as of the date of order placement. We believe Bookings, which represent a measure of gross sales and potential future Net Sales, provide useful information to investors to assess the performance of our business. We define total orders as the total number of customer orders delivered less total orders returned in a given period (excluding those repair, resize, and other orders which have no revenue). We view total orders as a key indicator of the velocity of our business and an indication of the desirability of our products to our customers. Total orders, together with AOV, is an indicator of the net sales we expect to recognize in a given period. Total orders may fluctuate based on the number of visitors to our website and showrooms, and our ability to convert these visitors to customers. We believe that total orders is a measure that is useful to investors and management in understanding our ongoing operations and in an analysis of ongoing operating trends. We define average order value, or AOV, as net sales in a given period divided by total orders in that period. We define average selling price, or ASP, as the total retail sales price of products sold in a given period divided by the total number of product units sold during that same period. We believe that AOV and ASP are measures that are useful to investors and management in understanding our ongoing operations and in an analysis of ongoing operating trends. AOV varies depending on the product type and number of items per order. AOV and ASP may also fluctuate as we expand into and increase our presence in additional product types and price points, and open additional showrooms.

Forward-Looking Statements

This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy, and management's plans and objectives for future operations, including among others, statements regarding expected growth, introduction of new products, showroom and international expansion, market opportunity, capital expenditures, marketing and technology investments, liquidity and capital needs, tariff and macroeconomic impacts and any potential future declarations of cash dividends are forward-looking statements. In some cases, you can identify forward-looking statements by terms, such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “evolve,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “strategy,” “target,” “will,” or “would,” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: fluctuations in the pricing and supply of diamonds, other gemstones, and precious metals, particularly responsibly sourced natural and lab-grown diamonds and repurposed precious metals such as gold; increases in labor costs for manufacturing such as wage rate increase, as well as inflation, and energy prices; an overall decline in the health of the economy and other factors impacting consumer spending, such as recessionary or inflationary conditions, governmental instability, the impact of any changes in trade policy, including the imposition of new or increased tariffs on goods imported into the United States and any resulting retaliatory trade actions by other governments, war and fears of war, and natural disasters; our ability to cost-effectively turn existing customers into repeat customers or acquire new customers; our rapid growth in recent years and limited operating experience at our current scale of operations and our ability to manage growth effectively; increased lead times, supply shortages and supply changes; our plans to expand showrooms in the United States; our ability to compete in the fine jewelry retail industry; our ability to maintain and enhance our brand and to engage or expand our customers base; our ability to expand our sales and marketing capabilities and achieve broader market acceptance of our e-commerce and omnichannel approach; our ability to manage our inventory balances and shrinkage; a decline in sales of Design Your Own rings; our ability to predict operating results; our heavy reliance on our information technology systems and those of our third-party vendors and service providers to safeguard confidential information and any significant failure, inadequacy or interruption of these systems, security breaches or loss of data; the impact of environmental, social, and governance matters on our business and reputation; risks related to our e-commerce and omnichannel business; our ability anticipate and respond to changes in consumer preferences and shopping patterns and introduce new products and programs; our dependence on distributions from Brilliant Earth, LLC to pay our taxes and expenses, including payments under the Tax Receivable Agreement; our obligations under the Tax Receivable Agreement, which confers certain benefits upon the Continuing Equity Owners that will not benefit holders of our Class A common stock to the same extent; and risks related to our organizational structure; and the other risks, uncertainties and the factors described in the section titled “Risk Factors” in our Annual Report on Form10-K for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission on March 17, 2026, and available at www.sec.gov. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this press release. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

Contacts:

Investors:
Colin Bourland
investorrelations@brilliantearth.com

BRILLIANT EARTH GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2026	2025
Net sales	$99,504	$93,884
Cost of sales	45,436	38,842
Gross profit	54,068	55,042
Operating expenses:
Marketing and advertising	23,522	22,962
General and administrative	39,427	35,603
Total operating expenses	62,949	58,565
Loss from operations	(8,881)	(3,523)
Interest expense	—	(1,115)
Other income, net	428	1,240
Loss before income taxes	(8,453)	(3,398)
Income tax benefit	—	131
Net loss	(8,453)	(3,267)
Net loss allocable to non-controlling interest	(6,942)	(2,801)
Net loss allocable to Brilliant Earth Group, Inc.	$(1,511)	$(466)

Earnings per share:
Basic	$(0.10)	$(0.03)
Diluted	$(0.10)	$(0.03)
Weighted average shares of common stock outstanding:
Basic	15,811,843	14,111,624
Diluted	15,811,843	14,111,624

BRILLIANT EARTH GROUP, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)

	March 31,	December 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$58,564	$79,089
Restricted cash	127	349
Inventories, net	54,423	53,238
Prepaid expenses and other current assets	14,306	12,052
Total current assets	127,420	144,728
Property and equipment, net	18,691	19,622
Operating lease right of use assets	32,317	31,879
Other assets	5,004	4,674
Total assets	$183,432	$200,903

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$21,853	$24,804
Accrued expenses and other current liabilities	27,024	35,732
Deferred revenue	24,695	22,671
Current portion of operating lease liabilities	6,907	6,896
Total current liabilities	80,479	90,103

Operating lease liabilities	31,606	31,163
Total liabilities	112,085	121,266

Commitments and contingencies

Stockholders' equity
Preferred stock, $0.0001 par value, 10,000,000 shares authorized, none issued and outstanding at March 31, 2026 and December 31, 2025, respectively	—	—
Class A common stock, $0.0001 par value, 1,200,000,000 shares authorized; 16,737,669 shares issued and 16,162,992 shares outstanding at March 31, 2026; 16,092,701 shares issued and 15,518,024 shares outstanding at December 31, 2025	2	2
Class B common stock, $0.0001 par value, 150,000,000 shares authorized; 35,822,342 and 35,822,342 shares outstanding at March 31, 2026 and December 31, 2025, respectively	4	4
Class C common stock, $0.0001 par value, 150,000,000 shares authorized; 49,119,976 shares outstanding at March 31, 2026 and December 31, 2025, respectively	5	5
Class D common stock, $0.0001 par value, 150,000,000 shares authorized; none issued and outstanding at March 31, 2026 and December 31, 2025, respectively	—	—
Additional paid-in capital	16,639	16,024
Treasury stock, at cost; 574,677 and 574,677 shares at March 31, 2026 and December 31, 2025, respectively	(1,094)	(1,094)
Accumulated deficit	(4,151)	(2,640)
Stockholders' equity attributable to Brilliant Earth Group, Inc.	11,405	12,301
Non-controlling interests attributable to Brilliant Earth, LLC	59,942	67,336
Total stockholders' equity	71,347	79,637
Total liabilities and stockholders' equity	$183,432	$200,903

GAAP to Non-GAAP Reconciliations
(Unaudited and dollars in thousands, except per share amounts)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN

	Three Months Ended March 31,
	2026	2025
Net loss	$(8,453)	$(3,267)
Interest expense	—	1,115
Income tax benefit	—	(131)
Depreciation expense	1,615	1,488
Amortization of cloud-based software implementation costs	220	162
Showroom pre-opening expense	186	582
Equity-based compensation expense	1,528	2,369
Other income, net (1)	(428)	(1,240)
Other expenses(2)	627	—
Adjusted EBITDA	$(4,705)	$1,078
Net loss margin	(8.5)%	(3.5)%
Adjusted EBITDA margin	(4.7)%	1.1%
(1)Other income, net consists primarily of interest and other miscellaneous income, partially offset by expenses such as losses on exchange rates on consumer payments.
(2) These expenses are those that we did not incur in the normal course of business. For the three months ended March 31, 2026, these expenses include a $0.6 million charitable contribution.

ADJUSTED NET LOSS AND ADJUSTED DILUTED EARNINGS PER SHARE

	Three Months Ended March 31,
	2026	2025
Net loss attributable to Brilliant Earth Group, Inc., as reported (1)	$(1,511)	$(466)
Net loss impact from assumed redemption of all LLC Units to common stock (2)	(6,942)	(2,801)
Net loss, as reported	(8,453)	(3,267)
Income tax benefit associated with conversion (3)	1,747	712
Tax effected net loss after assumed conversion	(6,706)	(2,555)
Equity-based compensation expense	1,528	2,369
Showroom pre-opening expense	186	582
Other expenses (4)	627	—
Tax impact of adjustments	(589)	(750)
Adjusted Net Loss	$(4,954)	$(354)
Diluted weighted average of common stock assumed outstanding	15,811,843	14,111,624
Adjustments:
Vested LLC Units that are exchangeable for common stock(5)	84,942,318	84,947,596
Unvested LLC Units that are exchangeable for common stock(5)	—	6,621
RSUs	432,722	115,006
Adjusted diluted weighted average of common stock assumed outstanding	101,186,883	99,180,847

Diluted earnings per share:
As reported	$(0.10)	$(0.03)
As adjusted	$(0.05)	$0.00
(1)Represents net loss allocable to Brilliant Earth Group, Inc. for the three months ended March 31, 2026 and 2025.
(2)It is assumed that we will elect to issue common stock upon redemption of LLC Units rather than cash settle.
(3)Brilliant Earth Group, Inc. is subject to U.S. Federal income taxes, in addition to state and local taxes with respect to its allocable share of any net taxable income of Brilliant Earth, LLC. Acquisition of LLC units by Brilliant Earth Group, Inc. causes all of the taxable income currently recognized by the members of Brilliant Earth, LLC to become taxable to the Company.
(4)These expenses are those we did not incur in the normal course of business. For the three months ended March 31, 2026, these expenses include a $0.6 million charitable contribution.
(5)Assumes the exchange of all outstanding LLC units for shares of common stock, resulting in the elimination of the non-controlling interest and recognition of the net loss attributable to non-controlling interest.